SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 21, 2003 (June 23, 2003)


                               U.S. ENERGY CORP.

             Exact Name of Registrant as Specified in its Charter)

            Wyoming                    0-6814                  83-205516
------------------------------     ---------------     -------------------------
 (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File No.)           Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                                 82501
--------------------------------------------------     -------------------------
     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)


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ITEM 5.  OTHER EVENTS

      Please refer to the Form 8-K filed July 15, 2003. The Bobcat property was the only property held by RMG which had proved reserves and production of coalbed methane gas. Bobcat was transferred to Pinnacle Gas Resources, Inc. Therefore, RMG presently has no proved reserves of coalbed methane, and no longer is receiving revenues from sale of coalbed methane. The Bobcat reserves and production are held and received by Pinnacle, and RMG owns an equity stake in Pinnacle. See the Form 8-K filed July 15, 2003 for further information.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U.S. ENERGY CORP.



Dated:  July 21, 2003                       By:   /s/  Robert Scott Lorimer
                                                 -------------------------------
                                                 Robert Scott Lorimer,
                                                 Chief Financial Officer



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